UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                        Date of Report: October 25, 2005
                        --------------------------------
                        (Date of earliest event reported)

                     ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.
                     --------------------------------------

             (Exact name of registrant as specified in its charter)


      FLORIDA                     000-32249                  98-0222013
----------------------     ----------------------       ---------------------
State of incorporation     Commission File Number            IRS Employer
                                                        Identification Number


                                3233 Grand Avenue
                                   Suite N-353
                                 Chino Hills, CA
                                   91709-1489
                     --------------------------------------
                     Address of principal executive offices


                                Tel: 909-623-2502
                                -----------------
                           (Issuer's telephone number)

                                 not applicable
                                 --------------
          (Former name or former address, if changed since last report)

           Copies of all communications, including all communications sent to the agent for service, should be sent to:

                              Joseph I. Emas, Esq.
                                 Attorney at Law
                             1224 Washington Avenue
                              Miami Beach, FL 33139






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

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Effective on October 25, 2005, the Registrant dismissed Russell Bedford Stefanou Mirchandani, LLP ("RBSM") by declining to renew the engagement of RBSM as the independent accountant engaged to audit the financial statements of the Registrant and engaged Mendoza Berger & Co., LLP as its new independent registered public accounting firm for fiscal year ending September 30, 2005.


RBSM performed the audit of the Registrant's financial statements for years ending September 30, 2004 and 2003. During these periods and the subsequent interim periods prior to the Registrant declining to renew their engagement, there were no disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to RBSM'S satisfaction would have caused RBSM to make reference to this subject matter of the disagreements in connection with RBSM's reports, nor were there any "reportable events" as such term is defined in Item 304(a)(3) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended.


The Registrant determined that, although the registrant was very satisfied with the quality of the audits prepared by RBSM, a new independent certified public accountant would be in the best interests of the shareholders of the Registrant. The decision to not renew the engagement with RBSM was approved by the Registrant's Board of Directors.


The audit reports of RBSM for the Registrant's years ending on September 30, 2004 and 2003 did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, other than the uncertainty that the Registrant might not be able to operate as a going concern.


The Registrant has requested RBSM to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Registrant. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b) Effective on October 25, 2005 the Registrant has engaged Mendoza Berger & Co., LLP as the new principal accountant to audit its financial statements. The decision to engage Mendoza Berger & Co., LLP was approved by the Registrant's Board of Directors.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit           Description
-------           -----------
16.1              Letter Regarding Change in Certifying Accountant


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.

by       /s/ Burr D. Northrop
         --------------------
         Burr D. Northrop
         President

Date:    October 25, 2005